UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 22, 2018

Date of Report (Date of earliest event reported)

Adverum Biotechnologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36579	20-5258327
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1035 O’Brien Drive

Menlo Park, CA 94025

(Address of principal executive offices, including zip code)

(650) 272-6269

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 4.01.	Changes in Registrant’s Certifying Accountant.

The Audit Committee of the Board of Directors of Adverum Biotechnologies, Inc. conducted a competitive process to determine Adverum’s independent registered public accounting firm for Adverum’s fiscal year ending December 31, 2018. The Audit Committee invited several independent registered public accounting firms to participate in this process.

Following review of proposals from the independent registered public accounting firms that participated in the process, on January 22, 2018, the Audit Committee approved the engagement of Ernst & Young LLP as Adverum’s independent registered public accounting firm for Adverum’s fiscal year ending December 31, 2018, subject to execution of an engagement letter. Deloitte & Touche LLP, Adverum’s current independent registered public accounting firm, will continue as Adverum’s independent registered public accounting firm for the year ended December 31, 2017.

The audit reports of Deloitte & Touche LLP on the consolidated financial statements of Adverum as of and for the years ended December 31, 2015 and 2016, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two fiscal years ended December 31, 2015 and 2016, and the subsequent interim period through January 22, 2018, the date of notification to Deloitte & Touche LLP of its dismissal, there were no: (1) disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference in connection with their report to the subject matter of the disagreement, or (2) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

Adverum requested that Deloitte & Touche LLP furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of Deloitte & Touche LLP’s letter, dated January 23, 2018, is filed as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended December 31, 2015 and 2016, and the subsequent interim periods through January 22, 2018, neither Adverum nor anyone on its behalf has consulted with Ernst & Young LLP regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on Adverum’s financial statements, and neither a written report nor oral advice was provided to Adverum that Ernst & Young LLP concluded was an important factor considered by Adverum in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter from Deloitte & Touche LLP, dated January 23, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVERUM BIOTECHNOLOGIES, INC.

Date: January 26, 2018	By:	/s/ Leone Patterson
Leone Patterson
Chief Financial Officer